Exhibit 10.1

Executed Copy

Second Amendment to

Fifth Amended and Restated Loan and Security Agreement

This Second Amendment to Fifth Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of June 27, 2022 (the “Amendment Effective Date”), is by and among (a) GWG DLP Funding IV, LLC, a Delaware limited liability company (the “Borrower”), (b) each of the Lenders party hereto, and (c) CLMG Corp., a Texas corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Fifth Amended and Restated Loan and Security Agreement dated as of December 14, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Loan and Security Agreement dated as of February 25, 2022 (as amended, and as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified prior to the date hereof, the “Loan Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Amendment to amend the Loan Agreement as set forth herein, upon the terms and conditions set forth herein to be effective as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Loan Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Loan Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Loan Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Loan Agreement shall be amended, effective as of the Amendment Effective Date, as set forth on Exhibit A to this Amendment. Language being inserted into any applicable section of the Loan Agreement is designated by blue double underlined text as set forth in Exhibit A. Language being deleted from any applicable section of the Loan Agreement is designated by ~~red strike-through text~~ as set forth in Exhibit A.

Section 3. Beneficial Interest Grant. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the following conditions (the “Beneficial Interest Sale Conditions”): (a) the satisfaction of the conditions precedent set forth in Section 6 hereof, (b) the indefeasible repayment in full of all of the Advances then outstanding and all other Obligations and termination of all Commitments and the Loan Agreement, and (c) the agreement of Borrower and the Purchaser (as defined below) that the Lenders shall be entitled to receive and retain all amounts that would otherwise be payable to the Lenders under the Letter Agreement with respect to the Beneficial Interest prior to the effective date of a sale on the Beneficial Interest (as defined below), the Administrative Agent and each Lender hereby agrees that the Administrative Agent and the Lenders shall accept an offer, in form reasonably satisfactory to the Administrative Agent, from any Person designated by Borrower (the “Purchaser”) to purchase in cash (in U.S. Dollars), for an amount greater than or equal to $20,000,000, its irrevocable beneficial interest in three percent (3%) of the face amount of the death benefit payable under each Pledged Policy that is payable to the Administrative Agent for the ratable benefit of the Lenders in perpetuity (the “Beneficial Interest”) , as granted to Administrative Agent for the ratable benefit of the Lenders under the Letter Agreement.

Section 4. Assumption. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Administrative Agent and the Lenders agree that the Borrower may assign all of its rights and obligations under the Loan Agreement and the other Transaction Documents to a third party, but solely so long as (a) such third-party is acceptable to the Administrative Agent in its sole and absolute discretion, and (b) the documentation evidencing such assignment is reasonably acceptable to the Administrative Agent.

Section 5. No Waiver. Nothing contained herein, nor any past indulgence by the Administrative Agent or any Lender nor any other action or inaction on behalf of the Administrative Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower which constitutes (or would constitute) a violation of any provision of the Loan Agreement (as amended hereby) or any other Transaction Document, or which results (or would result) in an Event of Default under the Loan Agreement (as amended hereby) or any other Transaction Document, nor shall this Amendment constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Loan Agreement or any other Transaction Document, and the parties hereto agree that the accommodations provided herein shall constitute a one-time accommodation and shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Loan Agreement and the other Transaction Documents.

Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

6.1 Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Borrower and the Required Lenders.

6.2 Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date.

6.3 Other. The Administrative Agent shall have received such other documents, agreements, instruments and other materials and information as the Administrative Agent, any Lender or counsel to the Administrative Agent may reasonably request.

Section 7. Representations and Warranties; Ratifications and Affirmations of the Borrower. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants, and certifies, to the Lenders and the Administrative Agent as follows:

7.1 Representations and Warranties. After giving effect to this Amendment, each representation and warranty of the Borrower contained in the Loan Agreement and the other Transaction Documents is true and correct in all material respects on and as of the date hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects.

7.2 No Event of Default. No Unmatured Event of Default or Event of Default exists and is continuing as of the Amendment Date, and no Unmatured Event of Default or Event of Default would result after giving effect to this Amendment.

7.3 Valid Execution. This Amendment has been duly and validly executed by the Borrower. The Borrower hereby expressly (x) ratifies and affirms its obligations under the Loan Agreement and the other Transaction Documents to which it is a party (including without limitation the Obligations and the granting of liens and security interests by the Borrower) and (y) acknowledges the validity, enforceability and binding effect against the Borrower of the Loan Agreement and each other Transaction Document to which Borrower is a party.

Section 8. Release. AS A MATERIAL INDUCEMENT TO THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER, ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASES AND FOREVER DISCHARGES EACH LENDER AND THE ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, ADVISORS, REPRESENTATIVES AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE ADVANCES AND/OR THE TRANSACTION DOCUMENTS (COLLECTIVELY, THE “CLAIMS”), AND IRREVOCABLY WAIVES AND RELEASES ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY LENDER, ET AL., IN EACH CASE ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AMENDMENT. FOR PURPOSES OF CLARIFICATION, NOTHING IN THIS PARAGRAPH RELEASES THE LIENS GRANTED BY THE BORROWER PURSUANT TO THE TRANSACTION DOCUMENTS.

Without limiting any of the rights or remedies of any Indemnified Party, or the obligations of the Borrower, under Section 11.1 of the Loan Agreement (which the Borrower hereby ratifies, reiterates and reconfirms to the Administrative Agent and the Lenders), the Borrower shall indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any Indemnified Party arising out of or relating to this Amendment and the transactions contemplated hereby; excluding, however, Indemnified Amounts to the extent determined by a final determination of a court of competent jurisdiction to have resulted solely from gross negligence, fraud or willful misconduct on the part of any Indemnified Party (BUT EXPRESSLY EXCLUDING FROM SUCH EXCLUSION, AND EXPRESSLY INCLUDING IN THE INDEMNITY SET FORTH IN THIS PARAGRAPH, INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, IT BEING THE INTENT OF THE PARTIES HERETO THAT, TO THE EXTENT PROVIDED IN THIS PARAGRAPH, INDEMNIFIED PARTIES SHALL BE INDEMNIFIED FOR THEIR OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE NOT CONSTITUTING GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT).

Section 9. Miscellaneous.

9.1 Amendments and Waivers; Jurisdiction; Governing Law; Waiver of Jury Trial; Limitation on Liability. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby. The provisions of Sections 13.5, 13.7 and 13.13 of the Loan Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and made a part hereof.

9.2 Costs and Expenses. The expense reimbursement and indemnification provisions of Article XI and Section 13.8 of the Loan Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and made a part hereof. Borrower shall execute and deliver such additional documents and take such additional action as any Secured Party may determine to be necessary or desirable to effectuate the provisions and purposes of this Amendment and the other Transaction Documents.

9.3 No Oral Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN, AND THE LOAN AGREEMENT (AS AMENDED HEREBY) AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE CREDIT FACILITY PROVIDED FOR THEREIN, AND NONE OF THE FOREGOING MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

9.4 Execution in Counterparts. This Amendment may be executed in separate counterparts and delivery of an executed signature page hereof by facsimile or electronic mail (including .pdf) shall be effective as delivery of manually executed counterpart hereof. This Amendment constitutes a “Transaction Document” under and as defined in Annex I of the Loan Agreement.

9.5 Confirmation and Effect. The provisions of the Loan Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Loan Agreement or any other Transaction Document, except as expressly provided for herein. Each reference in the Loan Agreement to “this Agreement”, “this Loan Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

9.6 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision hereof.

9.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.8 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.9 RESERVATION OF RIGHTS. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AMENDMENT, NOTHING IN THIS AMENDMENT IS, OR SHALL BE DEEMED OR CONSTRUED TO BE, AN AMENDMENT, MODIFICATION OR WAIVER OF ANY RIGHT, REMEDY, POWER, PRIVILEGE AND/ OR CONDITION OF THE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, APPLICABLE LAW AND/OR EQUITY, ALL OF WHICH ARE EXPRESSLY RESERVED AND PRESERVED IN THEIR ENTIRETY. THIS AMENDMENT SHALL NOT BE DEEMED OR CONSTRUED TO BE A SATISFACTION, REINSTATEMENT, NOVATION OR RELEASE OF THE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THE EFFECTIVENESS OF THIS AMENDMENT SHALL NOT DIRECTLY OR INDIRECTLY (I) CREATE ANY OBLIGATION TO DEFER ANY ENFORCEMENT ACTION WITH RESPECT TO ANY UNMATURED EVENT OF DEFAULT OR EVENT OF DEFAULT AT ANY TIME; (II) CONSTITUTE A CONSENT OR WAIVER OF ANY PAST, PRESENT OR FUTURE BREACHES, INCLUDING ANY UNMATURED EVENTS OF DEFAULT AND EVENTS OF DEFAULT, OF ANY PROVISIONS OF THE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BY THE BORROWER; (III) AMEND, MODIFY, PREJUDICE OR OPERATE AS A WAIVER OF ANY PROVISION OF THE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY RIGHT, REMEDY, POWER OR PRIVILEGE OF THE LENDERS OR THE ADMINISTRATIVE AGENT OR (IV) CONSTITUTE A COURSE OF DEALING OR OTHER BASIS FOR ALTERING ANY OBLIGATIONS OR ANY OTHER CONTRACT OR INSTRUMENT.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GWG DLP FUNDING IV, LLC,
as the Borrower

By:
Name:
Title:

CLMG CORP., as the Administrative Agent

By:
Name:	James Erwin
Title:	President

LNV CORPORATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO THE FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT BY AND AMONG GWG DLP FUNDING IV, LLC, CLMG CORP, AND LENDERS.

EXHIBIT A

[Attached hereto]